EXHIBIT 99.1
 Applied Minerals and HCT Group Sign Letter of Intent to
Form Cosmetics Joint Venture

NEW YORK, NY and LOS ANGELES, CA -- November 29, 2012 -- Applied Minerals, Inc. (“Applied Minerals” or the “Company”) (OTCQB: AMNL), the leading global producer of Halloysite Clay solutions, in conjunction with HCT Group (“HCT”), a global leader in cutting edge innovation, design, manufacturing and turnkey solutions for the cosmetics industry, today announced the signing of a letter of intent to form a joint venture to develop and market an all-natural line of specialty skincare products based on Dragonite™ Halloysite Clay.  The initial line of products will take advantage of the unmatched purity and performance of Applied Minerals’ Dragonite-PureWhite™ to address the high-end skincare market and will also be utilized in applications such as fragrances, deodorants, color cosmetics, nail products and extenders.

Dragonite-PureWhite is a cosmetic-grade aluminosilicate clay mineral possessing a unique micro-tubular morphology ideally suited for the cosmetics industry.  It is produced exclusively by Applied Minerals from its wholly owned Dragon Mine deposit in Utah, the world’s purest commercial source of Halloysite Clay.  The hollow micro-tubular structure can serve as a natural carrier for an extended/sustained-release of active ingredients, extending the life of a cosmetic application while increasing its efficacy.  The joint venture will produce proprietary products that will take advantage of these properties, providing significant performance enhancements in products related to:

• Skin Care
• Sun Care
• Nail Care
• Hair Care
• Color Cosmetics • Fragrances • Deodorants • Extenders • Natural Insect Repellants

Dragonite-PureWhite is equally effective when used without an active agent, owing to its high surface area, cation exchange capacity and porosity, which makes it particularly effective at absorbing excess oil and toxins from clogged skin pores. Independent laboratory studies have validated the effectiveness of Halloysite as an extremely effective acne bacterial reagent.

Tim Thorpe, President of HCT, commented, “We are very excited to be working with Applied Minerals. The joint venture will call upon a world class R&D team to develop highly innovative consumer products featuring Applied Minerals’ unique material and technological know-how, allowing us to bring exclusive new products and concepts to HCT’s customers.”

Andre Zeitoun, President and CEO of Applied Minerals, further commented, “We are very excited to have established this partnership with an industry leader like HCT. Their award-winning consumer product innovations and turnkey manufacturing capabilities have earned them the trust of the largest brands in the marketplace.”

The global market for efficient natural cosmetics has grown exponentially in recent years along with the demand for unique natural carriers. In targeting this market, HCT and Applied Minerals are in preliminary discussions with branding and distribution partners that will complement and benefit from the key attributes of the all-natural product line to be developed and marketed by their joint venture.

Environmental Working Group’s Skin Deep Cosmetics Database, an industry organization promoting the protection of human health and the environment, reports that there is a growing trend in the cosmetics industry toward natural product formulations and ingredient transparency as consumers increasingly avoid products containing chemicals such as formaldehyde-releasers and triclosan.  The joint venture between Applied Minerals and HCT is uniquely positioned to capitalize on this developing change in customer preferences.  Dragonite-PureWhite meets the strict performance specifications of the cosmetics industry while being biocompatible and non-toxic.

About HCT Group

Founded in 1992, HCT Group has since become the global leader in cutting edge innovation, design, manufacturing and turnkey solutions for the beauty industry.  HCT beauty is our holistic brand development service that incorporates our awards winning services combined with brand management, marketing, public relations and distribution management.

HCT's brand creation turns visions into reality. Our extensive knowledge in the beauty industry provides the delivery of client concepts to the consumer. Turnkey solutions include our sophisticated and innovative library of stock formulas, colors and textures. With in house facilities allowing us to offer our customers total flexibility with regard to cosmetic bulk development and filling location. Unparalleled expertise in trend analysis, cosmetic formulation, design and engineering together with our pilot and tooling capabilities, allow us to fast track developments from concept to customer ahead of the competition. ‘Together we create legends’, is the philosophy and mission that has always driven our business and guided our actions. Through closely forged relationships with our clients such as Sephora, L’Oreal, Guthy Renker and our wide supplier base, we orchestrate success.

With locations in Los Angeles, New York City, London, Paris, Milan, Moscow and Hong Kong; our belief is that only by being ahead of the demands of the market and working closely with our clients can we continue to deliver success. More information can be found on the company's website http://www.hctpackaging.com/

About Applied Minerals, Inc.

Applied Minerals, through its wholly-owned Dragon Mine Halloysite property in Utah, is the leading global producer of Halloysite Clay, marketed under the Dragonite™ trademark. The Dragon Mine contains the world’s purest commercial source of Halloysite Clay.  Halloysite Clay is a non-toxic, biocompatible aluminosilicate clay mineral that forms a naturally occurring micro tubular, porous morphology. Applied Minerals specializes in developing value added, Halloysite Clay-based sustainable solutions for a range of industries http://appliedminerals.com/applications/cosmetics.

Contact: Applied Minerals

Investor Relations Contact:

Jordan M. Darrow

Darrow Associates

631-367-1866

jdarrow@darrowir.com

Contact: HCT Group

Nick Gardner

VP of Sales

HCT Group

310-260-7680

ngardner@hctusa.com

Safe Harbor Disclaimer for Applied Minerals, Inc.:

Information provided and statements contained in, and implications that can be drawn from, this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended Section 21E of the Securities Exchange Act of 1934 as amended and the Private Securities amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this communication and the Company assumes no obligation to update the information included herein. Such forward-looking information, statements, and implications include, generally speaking, information concerning our possible or assumed commercialization of Dragonite™ and our iron oxide, the development of markets and our penetration of markets, an expansion of the list of customers and industries that may purchase our products or develop products around it, and increase in demand for our for our products, strategic alliances and partnerships. Such forward-looking information, statements, and implications also include information about our future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk Factors, included within our most recent Form 10-K and other periodic filings with the United States Securities and Exchange Commission.  Although we believe that these forward-looking statements are based on not unreasonable assumptions, commercialization, development of markets and our penetration of markets, expansion of customer lists, and increases in demand for our products are dependent on many factors that are out of our control and there is no assurance that they will occur at all or if they occur, to what extent and when they will occur. In addition, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission (“SEC”)permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this communication, such as "measured," "indicated," and "inferred resources," which the SEC guidelines strictly prohibit U.S. registered companies from including in their filings with the SEC. U.S. investors are urged to consider closely the disclosure in our Form 10-K which may be secured from us, or from the website http://www.sec.gov/edgar.shtml.

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